ACCESS-ABILITY FOR ALL™

HAREL GADOT

Chief Executive Officer, President, and
Chairman of the Board of Directors

SAFE HARBOR STATEMENT

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events or the future financial performance and operations of Microbot Medical, INC. Forward-looking statements, which involve assumptions and describe Microbot's intent, belief or current expectations about its business opportunities, prospects, performance and results, are generally identifiable by use of the words "may," "could," "should," "will," "would," "expect," "anticipate," "plan," "potential," "estimate," "believe," "intend," "project," "forecast," the negative of such words and other variations on such words or similar terminology. All statements other than statements of historical fact could be deemed forward-looking statements, including, but not limited to: risks inherent in the development and/or commercialization of potential products, including LIBERTY and the self-cleaning shunt; the outcome of our studies to evaluate LIBERTY and the SCS and other existing and future technologies; uncertainty in the results of pre-clinical and clinical trials or regulatory pathways and regulatory approvals; uncertainty resulting from the COVID-19 pandemic; need and ability to obtain future capital; maintenance of intellectual property rights; our ability to find and develop applications for our technologies for other neurosurgical conditions besides hydrocephalus; our clinical development and other research and development plans and expectations; the safety and efficacy of our product candidates; the anticipated regulatory pathways for our product candidates; our ability to successfully complete preclinical and clinical development of, and obtain regulatory approval of our product candidates and commercialize any approved products on our expected timeframes or at all; the content and timing of submissions to and decisions made by the U.S. Food and Drug Administration and other regulatory agencies; our ability to leverage the experience of our management team; and any statements or assumptions underlying any of the items mentioned. These forward-looking statements are not guarantees of future performance and by their nature involve known and unknown risks and uncertainties that may cause actual opportunities, prospects, performance and results to vary from those presented in this document, and those variances may be material. In evaluating such statements, prospective investors should carefully consider the various risks and uncertainties identified in Microbot's public filings with the Securities and Exchange Commission (the "SEC"), such as market risk, liquidity risk, competitive risk, regulatory risk and other commonly recognized forms of risk relating to Microbot and its securities. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this document might not occur. Microbot is not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of Microbot's securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

SURGICAL ROBOTICS: MARKET OPPORTUNITY

U.S. Market for Surgical Robotics

19 Million
Procedures in 2019
>5% used a Robotic Device

~95%
of Addressable Market Remains Available

+15-20%
Market Growth in Endoluminal Robotic Surgery by 2025 (est.)

TOTAL ADDRESSABLE US MARKET: ENDO-VASCULAR

>5M PROCEDURES[1]

Across Coronary, Peripheral and Neuro



<1% Done Robotically[2]
CORONARY
PERIPHERAL
NEURO

WHY LOW PENETRATION?

- Capital expense
- Cumbersome and expensive disposables
- Extended set-up time
- Large footprint
- Dedicated infrastructure
- Special training, long learning curve

<1% DONE ROBOTICALLY[2]

1 Medtech 360 Reports
2 Deduced from Public Records

ELIMINATING BARRIERS, ALLOWING ACCESS

Disposable
No capital expense
Increases procedure efficiency

Small Footprint
No dedicated infrastructure required

Remote
Reduce exposure to radiation and HAIs
Allows access in remote facilities


microbot medical

Mobile
Can be utilized in multiple sites of service

Universal
Any off-the-shelf instrument

2021 MILESTONES

stryker®

Strategic Collaboration

Design Freeze

Achieved Design Freeze for the LIBERTY Robotic System, paving the way for the Company to build momentum heading into 2022 and the future pre-clinical and clinical trials.

Feasability Studies

Announced the results of a second feasibility animal study using the LIBERTY Robotic System, navigating to a clot, crossing the clot, deploying a stent retriever, and manually retrieving an arterial clot in a live pig. All the end points were met with no intraoperative adverse events. This study, along with others performed afterwards were invaluable and allowed the Company to refine the system as it progressed towards a Design Freeze.

IP Portfolio Growth

Strengthened its IP Portfolio with Global Patent Allowances, including the One & Done Guidewire Technology, resulting in a total of 46 patents issued/ allowed and 24 pending patent applications

FDA

EFS Designation

Successfully concluded discussions with the U.S. Food and Drug Administration (FDA) for Self-Cleaning Shunt (SCS), allowing the Company to apply for a limited clinical investigation known as an Early Feasibility Study (EFS), which is designed for novel technologies such as the SCS.

Operational Efficiency

Strengthened its management team with key personnel to build market awareness in the U.S. and enhanced its Scientific Advisory Board with leading medical device expertise.

Maintained a solid balance sheet: managing expenses, no debt and the resources to execute its 2022 objectives related to LIBERTY®

UNDERSERVED MARKET: NEURO-VASCULAR

1M Stroke Incidences

40K Treated

ISCHEMIC STROKE

- >400% total growth in Patients Treated over the past 7 years[1]
- Leading Cause of long-term disability costing healthcare $184B in 2020[2]



NEURO

WHY ARE SO FEW TREATED?

LACK OF ACCESS TO:

- Experts
- Comprehensive Stroke Centers
- Skilled personnel
- Neuro Specific Technology

[1] O. Ben-Joseph and S. Benussen, "Stroke Devices: Neurovascular Device Market Poised for Growth" MedTech Strategist May 29, 2018. Vol. 5, No. 7 pg 24
[2] IBID Pg 20

MOVING FROM A PRODUCT-BASED SOLUTION…

stryker®

microbot medical




liberty

TO WORLD'S FIRST DEDICATED ROBOTIC PROCEDURAL KIT

stryker® microbot medical



Disposable Kit
Efficient total procedure time

Remote Access
Delivering best-in-class treatment to everyone everywhere

Democratization
Eliminating procedural variability

2022 GOALS

stryker®

Continuous collaboration for dedicated neurovascular kits

Pre-Submission

Finalize U.S. Food and Drug Administration (FDA) pre-submission for the LIBERTY Robotic System by the end of Q1 2022

Collaboration

Continue to explore M&A and strategic collaboration opportunities to enhance the Company's assets and core capabilities

Commercialization Readiness

Establish a strong network of centers of excellence in US, Europe and Israel in anticipation of commercial launch in 2023

Key Opinion Leaders

Continue to engage with Key Opinion Leaders (KOLs) and leading academic centers to educate and raise awareness of the LIBERTY Robotic System

Trials

Initiate pre-clinical trial for LIBERTY Robotic System in Q2 /Q3 of 2022

Pending FDA feedback, clinical trial process to commence in Q4 2022

Continue EFS readiness for SCS

IP Portfolio

Expand and protect the Company's global IP portfolio in global jurisdictions, which creates significant barriers to entry

Pipeline Development

Continue developing LIBERTY® ecosystem to include instruments (one-and-done), big data, etc